UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2010

PTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-25485 (Commission File Number)	88-0380544 (IRS Employer Identification No.)
3355 Spring Mountain Road, Suite 66 Las Vegas, Nevada (principal executive offices)	89102 (Zip Code)

(702) 997-3347
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 – Other Events

Item 8.01 Other Events.

On March 7, 2005, the Registrant filed with the Securities and Exchange Commission a Registration Statement on Form S-8 (File No. 000-25485) registering 1,300,000,000 Common Shares and January 28, 2010, the Registrant filed Post-Effective Amendment No. 1 to amend Section 1.1 of the Employee Stock Incentive Plan for the Year 2005, filed as Exhibit 4.1, to include a definition of independent contractor as included in the plan.

On June 17, 2010, the Registrant’s Board of Directors approved the removal from registration any securities remaining unissued of the 1,300,000,000 previously registered which totaled 620,350,000 Common Shares.

On June 18, 2010, the Registrant filed with the Securities and Exchange Commission a Post-Effective Amendment No. 2 to amend the number of shares to be registered from 1,300,000,000 to 679,650,000. As of the date hereof, there are no remaining securities to be issued from plan

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Press Release dated June 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2010	PTS, Inc.

By /s/ Marc Pintar
Marc Pintar Interim Chief Executive Officer